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                                                                    EXHIBIT 10.4

                                                               EXECUTION VERSION

                          REGISTRATION RIGHTS AGREEMENT

         REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of October 8, 2003, by and among ACP Holding Company, a Delaware corporation (the "Company"), and the Persons identified on Schedule I hereto (the "Initial Holders").

                                    RECITALS

         WHEREAS, pursuant to the Company's Plan of Reorganization dated as of July 1, 2003 (the "Plan"), upon satisfaction of certain conditions, the Company will issue New Common Stock and New Warrants (both as defined below) to the Initial Holders in the amounts set forth on Schedule I hereto.

         WHEREAS, in order to induce the Initial Holders to consent to the Plan and enter into the Subscription Agreement, dated October 7, 2003, among the Initial Holders, the Company, Neenah Foundry Company and the Subsidiary Guarantors party thereto (the "Subscription Agreement"), the Company has agreed to grant registration rights to the Initial Holders as set forth herein.

         WHEREAS, this Agreement shall become effective upon the consummation of the Plan.

         NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Certain Definitions and General Interpretive Principles. In addition to the capitalized terms defined elsewhere in this Agreement, the following capitalized terms shall have the following meanings when used in this
Agreement:

         "Adverse Disclosure" means public disclosure of material non-public information, which disclosure in the good faith judgment of the board of directors of the Company (i) would be required to be made in any registration statement filed with the Commission by the Company so that such registration statement would not be materially misleading; (ii) would not be required to be made at such time but for the filing of such registration statement; and (iii) would adversely interfere with any previously announced business combination transaction involving the Company pursuant to which the Company would issue, in connection with such transaction, shares of Common Stock to some or all of the equity owners of the counter-party to such business combination transaction, or result in the premature disclosure of any pending financing, acquisition, corporate reorganization or any other corporate development involving the Company or any of its subsidiaries.

         "Allocation Percentage" has the meaning set forth in Section 2(e).

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         "Commission" means the U.S. Securities and Exchange Commission and any agency succeeding to its functions.

         "Demand Registration" has the meaning set forth in Section 2(a).

         "Demand Suspension" has the meaning set forth in Section 2(c).

         "Holder" means an Initial Holder or a successor, assignee or transferee of an Initial Holder as contemplated by Section 10 hereof, in each case for so long as such Initial Holder, successor, assignee or transferee holds Registrable Securities.

         "Included Registrable Securities" has the meaning set forth in Section 3(a).

         "Indemnified Party" has the meaning set forth in Section 6(c).

         "Indemnifying Party" has the meaning set forth in Section 6(c).

         "Majority Holders" means Holders holding the majority of the outstanding Registrable Securities.

         "NASD" means the National Association of Securities Dealers, Inc.

         "New Common Stock" means the common stock, $.01 par value per share, of the Company.

         "New Warrant Stock" means any New Common Stock or other security of the Company or any successor entity issued or issuable upon exercise of any New Warrant.

         "New Warrants" means the warrants to purchase shares of New Common Stock pursuant to the Warrant Agreement, dated as of the date hereof, between the Company and the warrant agent thereunder.

         "Person" means a natural person, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or other entity, or a governmental entity or any department, agency or political subdivision thereof.

         "Piggyback Registration" has the meaning set forth in Section 3(a).

         "Registrable Securities" means (i) the New Common Stock and (ii) the New Warrant Stock issuable upon exercise of the New Warrants, in each case including any securities of the Company or any successor entity that may be issued or distributed in respect thereof by way of stock dividend, stock split or other distribution, consolidation, reclassification or any similar transaction; provided, however, that the foregoing securities shall cease to be "Registrable Securities" to the extent that (i) a registration statement with respect to the sale of such securities has been declared effective under the

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Securities Act and such securities have been disposed of pursuant to such registration statement, (ii) such securities have been disposed of (A) pursuant to and in accordance with Rule 144 (or any similar provision then in force) under the Securities Act or (B) pursuant to another exemption from the registration requirements of the Securities Act pursuant to which the securities are thereafter freely tradable without restriction under the Securities Act,
(iii) such securities may be disposed of by the Holder thereof pursuant to Rule 144 (or any similar provision then in force) within the volume limitations thereunder within a 90 day period or pursuant to Rule 144(k) (or any similar provision then in force) under the Securities Act, (iv) such securities shall be sold by the applicable Holder to the public pursuant to Section 1145 of Title 11 of the United States Code, as amended, or (iv) such securities cease to be outstanding. For purposes of this Agreement, any reference to a percentage (or a majority in number) of Registrable Securities shall mean that percentage of Registrable Securities, collectively, computed based on the assumption that all such New Warrants were exercised.

         "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

         "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

         "Shelf Registration Statement" means a registration statement of the Company filed with the Commission on Form S-1 or, if available, Form S-2 or S-3 (or any successors thereto) for an offering to be made on a continuous or delayed basis pursuant to Rule 415 under the Securities Act (or any similar rule that may be adopted by the Commission) covering all of the Registrable Securities requested to be included by the Initial Holders.

         "Stockholders Agreement" means the Stockholders Agreement, dated the date hereof, among the Company and the stockholders party thereto.

         "Subscription Agreement" has the meaning set forth in the Recitals hereto.

         "Trust Company of the West" means TCW Shared Opportunity Fund II, L.P., Shared Opportunity Fund IIB LLC, TCW Shared Opportunity Fund IV, L.P., TCW Shared Opportunity Fund IVB, L.P., AIMCO CDO, Series 2000-A, TCW High Income Partners, Ltd. and TCW High Income Partners II, Ltd.

         "Underwritten Offering" means an offering registered under the Securities Act in which securities of the Company are sold to an underwriter on a firm commitment basis for reoffering to the public.

         Whenever used in this Agreement, except as otherwise expressly provided or unless the context otherwise requires, any noun or pronoun shall be deemed to include the plural as well as the singular and to cover all genders. The name assigned this Agreement and the section captions used herein are for convenience of reference only and shall not be construed to affect the meaning, construction or effect hereof. Unless otherwise specified, the terms "hereof," "herein," "hereunder" and similar terms refer to

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this Agreement as a whole, and references herein to Sections refer to Sections of this Agreement.

         2.       Demand Registrations.

         (a)      Demand by Holders.

                  (i) The Majority Holders may make a written request to the Company for registration of all or any part of the Registrable Securities held by such requesting Holders. Notwithstanding the foregoing, (i) if the Majority Holders do not request the registration of their Registrable Securities as aforesaid within two years of the date hereof, then each of MacKay Shields LLC, Trust Company of the West, Citicorp Mezzanine III, L.P. and the Majority Holders will have the right to one (1) Demand Registration in lieu of the Demand Registration rights of the Majority Holders as provided in the preceding sentence, or (ii) if the Majority Holders request the registration of their Registrable Securities and the number of Registrable Securities of the Initial Holders included in such registration does not exceed 90% of the number of Registrable Securities requested thereby to be included in such registration statement, then following the effectiveness of such registration statement, each of MacKay Shields LLC, Trust Company of the West and Citicorp Mezzanine III, L.P. shall have the right to one Demand Registration in lieu of the Demand Registration rights of the Majority Holders as provided in the preceding sentence. Any such requested registration shall hereinafter be referred to as a "Demand Registration." Each request for a Demand Registration shall specify the aggregate amount of Registrable Securities to be registered and the intended methods of disposition thereof. Any Demand Registration hereunder shall be required to be effected only if the estimated market value of the Registrable Securities to be so registered exceeds $10 million in the aggregate.

                  (ii) Within ten (10) days following receipt of any request for a Demand Registration, the Company shall deliver written notice of such request to all other Holders of Registrable Securities. Thereafter, subject to
Section 2(e), the Company shall include in such Demand Registration any additional Registrable Securities which the Holder or Holders thereof have requested in writing be included in such Demand Registration, provided that all requests therefor have been received by the Company within ten (10) days of the receipt of the Company's notice by such Holder or Holders. All such requests shall specify the aggregate amount of Registrable Securities to be registered and the intended method or methods of distribution of the same. The Company also may elect to include in such registration additional securities of the Company to be registered thereunder, including securities to be sold for the Company's own account or for the account of Persons who are not Holders.

                  (iii) As promptly as practicable following receipt of a request for a Demand Registration in accordance with Section 2(a)(i), the Company shall, subject to the terms hereof and applicable law, use its commercially reasonable efforts to file a registration statement relating to such Demand Registration no more than sixty (60) days following the initial request of a Demand Registration and shall use its commercially reasonable efforts to cause such registration statement to be declared effective under the

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Securities Act as soon as practicable thereafter and to keep such registration statement effective for not less than ninety (90) days (or such shorter period during which a prospectus is required to be delivered under the Securities Act).

         (b) Limitations on Demand Registration; Effective Registration. The Company shall not be required to file a registration statement for a Demand Registration (i) at any time during the 120-day period following the effective date of another such registration statement, or (ii) during the period commencing on the seventh day prior to the effective date of an offering by the Company that is registered under the Securities Act and ending on the ninetieth day after such offering is completed. The Company shall not be required to effect more than one Demand Registration in any 12-month period or four (4) Demand Registrations in the aggregate, of any Registrable Securities pursuant to this Section 2 unless the Company shall be eligible at any time to file a registration statement on Form S-2 or S-3 (or other comparable short form) under the Securities Act, in which event there shall be no limit at such time on the number of such registrations pursuant to this Section 2. Notwithstanding anything herein to the contrary, the Company shall not be required to effect more than one registration pursuant to this Section 2 (whether pursuant to a Demand Registration or a registration statement with respect to Common Stock or Common Stock equivalents on Form S-2 or S-3 (or other comparable short form)) in any 6-month period; however, any registration statement filed by the Company for the benefit of any holder of the Common Stock or Common Stock equivalents other than the Holders shall be ignored for purposes of the foregoing restriction and shall not restrict the number of registration statements that may be effected for the Holders pursuant to this Agreement. A registration will not count as a Demand Registration under this Agreement until the related registration statement becomes effective and has remained effective for the period of time specified in Section 2(a)(iii).

         (c) Suspension of Registration. If the filing, initial effectiveness or continued use of a registration statement in respect of a Demand Registration at any time would require the Company to make an Adverse Disclosure or would require the inclusion in such registration statement of audited financial statements that are unavailable to the Company for reasons beyond the Company's reasonable control, the Company may, upon giving written notice of such action to the Holders holding Registrable Securities included or proposed to be included in such Demand Registration, delay the filing or initial effectiveness of, or suspend use of, such registration statement for the shortest period of time determined in good faith by the Company to be necessary for such purpose (a "Demand Suspension"); provided, however, that the Company shall not be permitted to exercise a Demand Suspension (i) more than one time during any twelve (12) month period, or (ii) for a period exceeding ninety (90) days on any one occasion. In the event of a Demand Suspension, the Holders agree to suspend, immediately upon their receipt of the notice referred to above, any sale or offer to sell the Registrable Securities, and the use of the prospectus related to the Demand Registration in connection with any such sale or offer to sell Registrable Securities, and agree not to disclose to any other Person the fact that the Company has exercised a Demand Suspension or any related facts. The Company shall promptly notify the Holders holding Registrable Securities affected by any Demand Suspension upon the termination of such Demand Suspension.

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         (d)      Underwritten Offering. If the Holders holding not less than a majority of the Registrable Securities included in any offering pursuant to a Demand Registration so elect by written request to the Company, such offering shall be in the form of an Underwritten Offering. Holders holding a majority of the Registrable Securities included in such Underwritten Offering shall have the right to select the managing underwriter or underwriters for the offering, subject to the right of the Company to approve such managing underwriter or underwriters (which approval shall not be unreasonably withheld).

         (e) Priority of Securities Registered Pursuant to Demand Registrations. If the managing underwriter or underwriters of a proposed offering of Registrable Securities included in a Demand Registration inform the Holders of such Registrable Securities and the Company in writing that, in its or their opinion, the number of securities requested to be included in such Demand Registration (including securities of the Company for its own account or for the account of other Persons which are not Holders) exceeds the number of securities which can be sold in such offering without being likely to have an adverse effect on the price, timing or distribution of the securities offered or the market for the securities offered, the Company will include in such registration securities requested to be included therein in accordance with the following priorities:

         (i) first, all of the Registrable Securities sought to be registered in such Demand Registration by the Holders;

         (ii) second, and only if the securities referenced in clause (i) above have been included, all securities requested to be included for the account of the Company, or such lesser number of securities as shall not in the opinion of the managing underwriter or underwriters, be likely to have such an adverse effect; and

         (iii) third, and only if all the securities referenced in clause (i) and (ii) above have been included, only such lesser number of securities requested to be included for the account of other Persons which are not Holders as shall not, in the opinion of the managing underwriter or underwriters, be likely to have such an adverse effect; provided, that, the number of such securities to be included for the account of other Persons which are not Holders shall be allocated pro rata among such Persons which are not Holders that have requested participation in the Demand Registration (based, for each such Person which is not a Holder, on the percentage derived by dividing (i) the number of securities which such Person which is not a Holder has requested to include in such Demand Registration by (ii) the aggregate number of securities which all such Persons which are not Holders have requested to include in such Demand Registration).

         In the event that, despite the reduction in the number of securities to be offered for the account of the Company or for the account of Persons which are not Holders in such registration pursuant to the immediately preceding sentence, the number of Registrable Securities to be included in such registration exceeds the number which, in the written opinion of the managing underwriter or underwriters, can be sold without having the adverse effect referred to above, the number of Registrable Securities that can

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be included without having such an adverse effect shall be allocated pro rata among the Holders which have requested participation in the Demand Registration (based, for each such Holder, on the percentage (such Holder's "Allocation Percentage") derived by dividing (i) the number of Registrable Securities which such Holder has requested to include in such Demand Registration by (ii) the aggregate number of Registrable Securities which all such Holders have requested to include in such Demand Registration).

         (f) Registration Statement Form. Registrations under this Section 2 shall be on such appropriate registration form of the Commission (i) as shall be selected by the Company and as shall be reasonably acceptable to the Holders holding a majority of Registrable Securities requesting participation in the Demand Registration and (ii) as shall permit the disposition of the Registrable Securities in accordance with the intended method or methods of disposition specified in the applicable Holders' requests for such registration.

         3.       Piggyback Registration.

         (a)      Participation.

                  (i) If the Company at any time proposes to file a registration statement with respect to any offering of equity securities for its own account or for the account of any holders of its securities on Form S-l, S-2 or S-3 or any successor or similar form(s) (other than (A) a registration under Section 2 hereof, (B) a registration solely for registration of securities in connection with an employee benefit plan or dividend reinvestment plan or a merger or consolidation or incidental to an issuance of securities under Rule 144A under the Securities Act or (C) a registration on any registration form which does not permit secondary sales or does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities (other than information as to the selling stockholders and their intended method or methods of disposition)), then, as soon as practicable (but in no event less than fifteen (15) days prior to the proposed date of filing such registration statement with the Commission), the Company shall give written notice of such proposed filing to all Holders of Registrable Securities and such notice shall offer the Holders the opportunity to register such number of Registrable Securities as each such Holder may request in writing (a "Piggyback Registration"). Subject to Section 3(b), the Company shall include in such registration statement all such Registrable Securities with respect to which the Company has received written requests for inclusion therein within fifteen (15) days after the Company's notice has been given ("Included Registrable Securities"). If at any time after giving written notice of its intention to register any equity securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such equity securities, the Company may, at its election, give written notice of such determination to each Holder holding Included Registrable Securities and, (x) in the case of a determination not to register, shall be relieved of its obligation to register any Included Registrable Securities in connection with such registration, and (y) in the case of a determination to delay registering, shall be

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permitted to delay registering any Included Registrable Securities for the same period as the delay in registering such other equity securities. The Holders agree not to disclose to any other Person the fact that such determination of the Company not to register or to delay registration of equity securities or any related facts.

                  (ii) If the offering pursuant to a Piggyback Registration is to be an Underwritten Offering, then (i) the Company shall have the right to designate the managing underwriter or underwriters of the offering and (ii) each Holder making a request for its Registrable Securities to be included therein must, and the Company shall use its reasonable best efforts to make such arrangements with the underwriters so that each such Holder may, participate in such Underwritten Offering on the same terms as other Persons selling securities in such Underwritten Offering. If the offering pursuant to such registration is to be on any other basis, then each Holder making a request for a Piggyback Registration pursuant to this Section 3(a) must participate in such offering on such basis. Notwithstanding any provision in this Agreement to the contrary, any Holder participating through a Piggyback Registration shall have no right to change the intended method or methods of disposition otherwise applicable.

         (b) Priority of Piggyback Registration. If the managing underwriter or underwriters of any proposed offering of securities included in a Piggyback Registration informs the Holders holding Included Registrable Securities in writing that, in its or their opinion, the total number of securities which such Holders and any other Persons intend to include in such offering exceeds the number which can be sold in such offering without being likely to have an adverse effect on the price, timing or distribution of the securities offered or the market for the securities offered, then the Company will include in such registration securities requested to be included therein in accordance with the following priorities:

                  (i) first. 100% of the securities that the Company proposed to sell for its own account shall be included therein;

                  (ii) second, and only if all the securities referenced in clause (i) have been included, the number of Included Registrable Securities that, in the opinion of such underwriter or underwriters, can be sold without having such adverse effect shall be included therein, with such number to be allocated pro rate among the Holders of Included Registrable Securities (based, for each such Holder, on such Holder's Allocation Percentage); provided, however, that if as a result of the provisions of this Section 3(b), any Holder shall not be entitled to include at least 50% of such Holder's Included Registrable Securities, such Holder may withdraw such Holder's request to include all, or any number of such Registrable Securities in such registration statement no later than 20 days prior to its effectiveness; and

                  (iii) third, and only if all of securities and the Registrable Securities referenced in clauses (i) and (ii), respectively, have been included, any other equity securities eligible for inclusion in such registration which, in the opinion of such underwriters, can be sold without having such adverse effect shall be included therein.

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         4.       Registration Procedures.

         (a) In connection with the Company's registration obligations pursuant to this Agreement, the Company shall, subject to the limitations set forth herein, use its commercially reasonable efforts to effect any such registration so as to permit the sale of the applicable Registrable Securities in accordance with the intended method or methods of distribution thereof as expeditiously as practicable and, in any event, in conformity with any required time period set forth herein, and in connection therewith the Company shall:

                  (i) before filing a registration statement or prospectus with the Commission, or any amendments or supplements thereto, furnish to the underwriter or underwriters, if any, and to the Holders holding Registrable Securities included in such registration statement, copies of all documents prepared to be filed, which documents shall be subject to the reasonable review and comment of such Holders, such underwriters, if any, and their respective counsel;

                  (ii) prepare and file with the Commission a registration statement relating to the registration of the Registrable Securities on any appropriate form under the Securities Act, which form shall be available for the sale of the Registrable Securities and thereafter cause such registration statement to become and remain effective;

                  (iii) prepare and file with the Commission such amendments or supplements to the applicable registration statement and the prospectus used in connection therewith as may be (A) reasonably requested by any participating Holder (to the extent such request relates to information relating to such Holder), (B) necessary to keep such registration effective for the period of time required by this Agreement or (C) necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement;

                  (iv) notify the selling Holders and the managing underwriter or underwriters, if any, as soon as reasonably practicable after notice thereof is received by the Company (A) when the applicable registration statement or any amendment thereto has been filed or becomes effective and when the applicable prospectus or any amendment or supplement thereto has been filed,
(B) of any written comments by the Commission or any request by the Commission for amendments or supplements to such registration statement or prospectus or for additional information, (C) of the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or any order preventing or suspending the use of any preliminary or final prospectus or the initiation or threat of any proceedings for such purposes and (D) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for offering or sale in any jurisdiction or the initiation or threat of any proceeding for such purpose;

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                  (v)      promptly notify each selling Holder and the managing
underwriter or underwriters, if any, when the Company becomes aware of the occurrence of any event as a result of which the applicable registration statement or prospectus (as then in effect) contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein (in the case of the prospectus and any preliminary prospectus, in light of the circumstances under which they were made) not misleading or, if for any other reason it shall be necessary to amend or supplement such registration statement or prospectus in order to comply with the Securities Act and, in either case as promptly as reasonably practicable thereafter, prepare and file with the Commission a post-effective amendment or supplement to such registration statement or prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Registrable Securities, the prospectus shall not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

                  (vi) use its commercially reasonable efforts to prevent or obtain as promptly as practicable the withdrawal of any stop order with respect to the applicable registration statement or other order suspending the use of any preliminary or final prospectus;

                  (vii) promptly incorporate in a prospectus supplement or post-effective amendment to the applicable registration statement such information as the managing underwriter or underwriters, if any, or the Holders holding a majority of the Registrable Securities being sold agree should be included therein relating to the plan of distribution with respect to such Registrable Securities, the amount of Registrable Securities being distributed and the purchase price being paid therefor; and make all required filings of such prospectus supplement or post-effective amendment as soon as reasonably practicable after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment;

                  (viii) furnish to each selling Holder and each managing underwriter, if any, without charge, as many conformed copies as such Holder or managing underwriter may reasonably request of the applicable registration statement, including all documents incorporated by reference therein or exhibits to such registration statement;

                  (ix) deliver to each selling Holder and each managing underwriter, if any, without charge, as many copies of the applicable prospectus (including each preliminary prospectus) as such Holder or managing underwriter may reasonably request (it being understood that the Company consents to the use of the prospectus by each of the selling Holders and the underwriter or underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by the prospectus);

                  (x) on or prior to the date on which the applicable registration statement is declared effective, use its commercially reasonable efforts to register or qualify such Registrable Securities for offer and sale under the securities or "Blue Sky"

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laws of each state and other jurisdiction of the United States, as any such selling Holder or underwriter, if any, or their respective counsel reasonably and timely requests in writing, and do any and all other acts or things reasonably necessary or advisable to keep such registration or qualification in effect so as to permit the commencement and continuance of sales and dealings in such jurisdictions for as long as may be necessary to complete the distribution of the Registrable Securities covered by the registration statement; provided, that the Company shall not be required (A) to qualify generally to do business in any jurisdiction where it is not then so qualified, or (B) to take any action which would subject it to general service of process or taxation in any such jurisdiction where it is not then so subject;

                  (xi) cooperate with the selling Holders and the managing underwriter, underwriters or agent, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends;

                  (xii) not later than the effective date of the applicable registration statement, provide a CUSIP number for all Registrable Securities included in such registration statement and provide the applicable transfer agent with printed certificates for the Registrable Securities, which certificates shall be in a form eligible for deposit with The Depository Trust Company;

                  (xiii) furnish to the Holders a signed counterpart, addressed to each Holder and the underwriters, if any, of (x) an opinion of counsel for the Company, dated the effective date of such registration statement (or, if such registration includes an underwritten public offering, an opinion dated the date of the closing under the underwriting agreement), reasonably satisfactory in form and substance to the Holders and the underwriters, and (y) a "comfort" letter (or, in the case of any such Person which does not satisfy the conditions for receipt of a "comfort" letter specified in Statement on Auditing Standards No. 72, an "agreed upon procedures" letter), dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, a letter of like kind dated the date of the closing under the underwriting agreement), signed by the independent public accountants who have certified the Company's financial statements included in such registration statement, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to the underwriters in underwritten public offerings of securities (with, in the case of an "agreed upon procedures" letter, such modifications or deletions as may be required under Statement on Auditing Standards No. 35) and, in the case of the accountants' letter, such other financial matters, and, in the case of the legal opinion, such other legal matters, as the Holders (or the underwriters, if any) may reasonably request;

                  (xiv) use its commercially reasonable efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;

                  (xv) otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first day of the Company's first full calendar quarter after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 1l(a) of the Securities Act and Rule 158 thereunder, and will furnish to each Holder at least five business days prior to the filing thereof a copy of any amendment or supplement to such registration statement or prospectus and shall not file any thereof to which any Holder shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or of the rules or regulations thereunder;

                  (xvi) reasonably cooperate with each selling Holder of Registrable Securities and each underwriter or agent, if any, participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the NASD;

                  (xvii) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by the applicable registration statement from and after a date not later than the effective date of such registration statement;

                  (xviii) use its commercially reasonable efforts to cause all Registrable Securities covered by the applicable registration statement to be listed on each securities, exchange on which any of the Company's securities of such class are then listed or quoted and on each inter-dealer quotation system on which any of the Company's securities of such class are then quoted;

                  (xix) make available upon reasonable notice at reasonable times and for reasonable periods for inspection by each Initial Holder and a representative appointed by the Holders holding a majority of the Registrable Securities covered by the applicable registration statement, by any managing underwriter or underwriters participating in any disposition to be effected pursuant to such registration statement and by any attorney, accountant or other agent retained by such Holders or any such managing underwriter, all pertinent financial and other records, pertinent corporate documents and properties and officers and employees of the Company as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement as shall be reasonably necessary to enable them to exercise their due diligence responsibility (subject to the entry by each party referred to in this clause (xviii) into a customary confidentiality agreement in a form reasonably acceptable to the Company); and

                  (xx) enter into such agreements and take such other actions as the Holders shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities

         (b) The Company may require each selling Holder as to which any registration is being effected to furnish to the Company such information regarding itself, the Registrable Securities held by it, the distribution of such Holder's Registrable Securities and such other information relating to such Holder and its ownership of the applicable Registrable Securities as the Company may from time to time reasonably request, including without limitation information required under Item 507 of Regulation S-K. Each Holder agrees to furnish such information to the Company and to cooperate with the Company as necessary to enable the Company to comply with the provisions of this Agreement. The Company shall have the right to exclude any Holder that does not comply with the preceding sentence from the applicable registration.

         (c) Each Holder agrees by acquisition of its Registrable Securities that, upon receipt of any notice from the Company of the occurrence of any event of the kind described in Section 4(a)(v), such Holder shall discontinue disposition of its Registrable Securities pursuant to such registration statement until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 4(a)(v) and of any additional or supplemental filings that are incorporated by reference in the prospectus, or until such Holder is advised in writing by the Company that the use of the prospectus may be resumed, and has received copies and, if so directed by the Company, such Holder shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the prospectus covering such Registrable Securities which are current at the time of the receipt of such notice.

         (d) The Company shall be deemed to have satisfied its obligations under Section 3 at any time that the Company maintains the effectiveness of a Shelf Registration Statement with respect to such Registrable Securities.

         5. Registration Expenses. The Company shall pay all expenses incident to its performance or compliance with its obligations under this Agreement, including without limitation: (i) all registration and filing fees, and any other fees and expenses associated with filings required to be made with the Commission or the NASD, (ii) all fees and expenses of compliance with federal and state securities or "Blue Sky" laws, (iii) all of its printing, duplicating, word processing, messenger, telephone, facsimile and delivery expenses (including expenses of printing certificates for the Registrable Securities in a form eligible for deposit with The Depository Trust Company and of printing prospectuses), (iv) all fees and disbursements of counsel for the Company and of all independent certified public accountants of the Company, (v) all fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange or the quotation of the Registrable Securities on any inter-dealer quotation system, and (vi) the reasonable fees and expenses of not more than one counsel for all Holders (selected by the Holders of a majority of the Registrable Securities included in a registration). In addition, the Company shall pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any audit and the fees and expenses of any Person, including underwriters and special experts, retained by the Company. Notwithstanding the foregoing, the Holders requesting registration of Registrable Securities under Section 2 of this Agreement shall be required to reimburse the Company for any expense incurred in connection with such registration if such registration is withdrawn at the request of such Holders. The Company shall not be required to pay, (x) any expenses incurred by the Holders (except as provided in clauses (i), (ii) and (vi) of the preceding sentence), (y) any underwriting discounts or commissions or transfer taxes attributable to the sale of Registrable Securities or (z) any fees and expenses of counsel to the underwriters incurred in connection with a Demand Registration.

         6.       Indemnification.

         (a) Indemnification by the Company. In the event of any registration of any securities of the Company under the Securities Act, the Company will, and hereby does agree to, indemnify and hold harmless each selling Holder, its directors and officers, each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such Holder or any such underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such Holder or any such director or officer or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse such Holder and each such director, officer, underwriter and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding, provided that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such Holder specifically stating that it is for use in the preparation thereof and, provided further that the Company shall not be liable to any Person who participates as an underwriter in the offering or sale of Registrable Securities or to any other Person who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such Person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, within the time required by the Securities Act to the Person asserting the existence of an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final prospectus. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Holder or any such director, officer, underwriter or controlling person and shall survive the transfer of such securities by such Holder.

         (b) Indemnification by the Holders. The Company may require, as a condition to including any Registrable Securities in any registration statement, that the Company shall have received an undertaking satisfactory to it from each Holder, to indemnify and hold harmless (in the same manner and to the same extent as set forth in subdivision (a) of this Section 6) the Company, each director of the Company, each officer of the Company and each other person, if any, who controls the Company within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such Holder specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Any such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer of such securities by such Holder.

         (c) Indemnification Proceedings. Any Person entitled to indemnification hereunder (an "Indemnified Party") shall (i) give prompt written notice to the Person from whom such indemnification may be sought (the "Indemnifying Party") of any claim with respect to which it seeks indemnification, provided, however, that the failure to so notify the Indemnifying Party shall not relieve it of any obligation or liability which it may have hereunder or otherwise except to the extent it is materially prejudiced by such failure, and (ii) permit such Indemnifying Party to assume the defense of such claim with counsel reasonably satisfactory to the Indemnified Party; provided, however, that the Indemnified Party shall have the right to select and employ separate counsel and to participate in the defense of such claim, and the fees and expenses of such counsel shall be at the expense of the Indemnified Party unless (A) the Indemnifying Party has agreed in writing to pay such fees or expenses, (B) the Indemnifying Party shall have failed to assume the defense of such claim within a reasonable time after having received notice of such claim from the Indemnified Party and to employ counsel reasonably satisfactory to the Indemnified Party, (C) in the reasonable judgment of the Indemnified Party, based upon advice of its counsel, a conflict of interest exists between the Indemnified Party and the Indemnifying Party with respect to such claims or
(D) the Indemnified Party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other Indemnified Parties that are different from or in addition to those available to the Indemnifying Party (in which case, if the Indemnified Party notifies the Indemnifying Party in writing that the Indemnified Party elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying

Party shall not have the right to assume the defense of such claim on behalf of the Indemnified Party). If such defense is assumed by the Indemnifying Party, or if such defense is not assumed by the Indemnifying Party but the Indemnifying Party acknowledges that the Indemnified Party is entitled to indemnification hereunder, the Indemnifying Party shall not be subject to any liability for any settlement made without its consent, which consent shall not be unreasonably withheld; provided, that an Indemnifying Party shall not be required to consent to any settlement involving the imposition of equitable remedies or involving the imposition of any material obligations on such Indemnifying Party other than financial obligations for which such Indemnified Party will be indemnified hereunder. If the Indemnifying Party assumes the defense, the Indemnifying Party shall have the right to settle such action without the consent of the Indemnified Party; provided, that the Indemnifying Party shall be required to obtain the consent of the Indemnified Party (which consent shall not be unreasonably withheld) if the settlement includes any admission of wrongdoing on the part of the Indemnified Party or any equitable remedies or restriction on the Indemnified Party or its officers, directors or employees. No Indemnifying Party shall consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to each Indemnified Party of an unconditional release from all liability in respect of such claim or litigation. An Indemnifying Party (or, as the case may be, Indemnifying Parties) shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm admitted to practice in such jurisdiction at any one time from all Indemnified Parties collectively unless (x) the employment of more than one counsel has been authorized in writing by such Indemnifying Party (or Indemnifying Parties) or
(y) a conflict exists or may exist (based on advice of counsel to an Indemnified Party) between such Indemnified Party and other Indemnified Parties, in each of which cases the Indemnifying party (or Indemnifying Parties) shall be obligated to pay the reasonable fees and expenses of such additional counselor counsels. The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Party or any officer, director or controlling Person of such Indemnified Party and shall survive the transfer of Registrable Securities.

         (d) Contribution. If for any reason the indemnification provided for in paragraphs (a) and (b) of this Section 6 is unavailable to an Indemnified Party or is insufficient to hold it harmless as contemplated by paragraphs (a) and (b) of this Section 6, then the Indemnifying Party shall contribute to the amount paid or payable by the Indemnified Party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and the Indemnified Party on the other. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. Notwithstanding anything in this
Section 6(d) to the contrary, no Indemnifying Party (other than the Company) shall be required pursuant to this Section 6(d) to contribute any amount in excess of the amount by which the proceeds (less underwriting fees and discounts) received by such Indemnifying Party from the sale of Registrable Securities in the offering to which the loss, claim, damage or liability of the Indemnified Parties relate exceeds the amount of any damages which such Indemnifying Party has otherwise been required to pay by reason of such untrue statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the preceding sentences. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. If indemnification is available under this Section 6, the Indemnifying Parties shall indemnify each Indemnified Party to the fullest extent provided in Sections 6(a) and 6(b) hereof without regard to the relative fault of said Indemnifying Parties or Indemnified Party.

         7. Compliance with Rule 144. The Company shall use its reasonable best efforts to file the reports required to be filed by it under the Securities Act and the Securities Exchange Act so long as the Company is obligated to file such reports, and it shall take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time or (b) any similar rules or regulations hereafter adopted by the Commission. Upon the written request of any Holder, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements.

         8. Underwriting Agreements. If requested by the underwriters for any Underwritten Offering requested by Holders pursuant to Section 2, the Company and the Holders of Registrable Securities to be included therein shall enter into an underwriting agreement with such underwriters, such agreement to be reasonably satisfactory in substance and form to the Company, the Holders holding a majority of the Registrable Securities to be included in such Underwritten Offering and the underwriters, and to contain such terms and conditions as are generally prevailing in agreements of that type. The Holders holding any Registrable Securities to be included in any Underwritten Offering pursuant to Section 3 shall enter into such an underwriting agreement at the request of the Company.

         9. Amendments and Waivers. The provisions of this Agreement may be amended or waived at any time only by the written agreement of the Company and the Holders holding a majority of the Registrable Securities. Any amendment or waiver on the part of any such Holders of any provision or condition of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in writing. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Holder and the Company. Each Holder acknowledges that by operation of this paragraph the Holders holding a majority of the Registrable Securities, acting in conjunction with the Company, will have the right and power to diminish or eliminate all rights pursuant to this Agreement. Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof with respect to a matter that relates exclusively to the rights of some Holders whose Registrable Securities (the "affected Securities") are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by the Holders representing the majority of the affected Securities, voting together as a single class.

         10.      Successors, Assigns and Transferees.

         (a) The registration rights of any Holder under this Agreement with respect to any Registrable Securities may be transferred and assigned; provided, however, that registration rights pursuant to this Agreement may be transferred and assigned by an Initial Holder in connection with the transfer and assignment of any of such Initial Holder's Registrable Securities effected in accordance with the applicable provisions of the Stockholders Agreement; and provided further, however, that no such transfer or assignment of any registration rights under this Agreement shall be binding upon or obligate the Company under this Agreement to any such transferee or assignee unless and until
(i) the Company shall have received notice of such transfer or assignment as herein provided and a written agreement of the transferee or assignee to be bound by the provisions of this Agreement and (ii) such transferee or assignee holds Registrable Securities. Any transfer or assignment of the rights and obligations under this Agreement made other than as provided in the first sentence of this Section 10 shall be null and void.

         (b) This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

         11. Final Agreement. This Agreement constitutes the final agreement of the parties concerning the matters referred to herein, and supersedes all prior agreements and understandings.

         12. Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

         13. Notices. All notices, demands or other communications or documents to be given or delivered under or by reason of the provisions of this Agreement shall be made in writing and shall be deemed to have been received (a) when delivered personally to the recipient; (b) when sent to the recipient by telecopy (receipt electronically confirmed by sender's telecopy machine) if during normal business hours of the recipient, otherwise on the next business day; one business day after the date when sent to the recipient by reputable express courier service (charges prepaid), or (c) seven business days after the date when mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications shall be sent to the parties at the addresses indicated below, or to such other address as any party hereto may, from time to time, designate in writing delivered pursuant to the terms of this Section 13:

         If to the Initial Holders, to the addresses set forth on Schedule I hereto.

         If to Holders other than the Initial Holders, to the addresses set forth on the stock record books of the Company.

         If to the Company, to:

                 ACP Holding Company
                 2121 Brooks Street
                 Neenah, Wisconsin 54956
                 Attention: William M. Barrett
                 Fax: (920)729-3633

         With a copy, which shall not constitute notice, to:

                 Kirkland & Ellis LLP
                 153 East 53rd Street
                 New York, New York 10022-4611
                 Attention: Geoffrey W. Levin
                 Fax: (212)446-4900

         14.      Governing Law; Service of Process; Consent to Jurisdiction.
(a) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED WITHIN THE STATE WITHOUT REGARD TO ANY CHOICE OF LAW OR CONFLICT OF LAW PRINCIPLES THAT WOULD CAUSE THE APPLICATION OF THE INTERNAL LAWS OF ANY STATE OTHER THAN THE STATE OF NEW YORK.

         (b) To the fullest extent permitted by applicable law, each party hereto (i) agrees that any claim, action or proceeding by such party seeking any relief whatsoever arising out of, or in connection with, this Agreement or the transactions contemplated hereby shall be brought only in the U.S. District Court for the Southern District of New York and in any New York State court located in the Borough of Manhattan and not in any other State or Federal court in the United States of America or any court in any other country, (ii) agrees to submit to the exclusive jurisdiction of such courts located in the State of New York for purposes of all legal proceedings arising out of, or in connection with, this Agreement or the transactions contemplated hereby and (iii) irrevocably waives any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

         15. Counterparts and Facsimile Execution. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute one instrument. This agreement may be executed by the exchange of signatures by facsimile transmission. Each party shall receive a duplicate original of the counterpart copy or copies executed by it and the Company.

         16. Specific Performance. Without limiting or waiving in any respect any rights or remedies of the parties under this Agreement now or hereinafter existing at law or in equity or by statute, each of the parties hereto shall be entitled to seek specific performance of the obligations to be performed by the other(s) in accordance with the provisions of this Agreement.

         17. No Inconsistent Agreements. The Company shall not, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders pursuant to this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's securities under any other agreement in effect on the date hereof.

         18. Third Party Beneficiaries. Holders of Registrable Securities and the Indemnified Parties are intended third party beneficiaries of this Agreement, and this Agreement shall inure to the benefit of and may be enforced by, such Persons. Other than as set forth in the preceding sentence, this Agreement shall be binding upon and inure solely to the benefit of each party hereto.

         19. Securities Held by the Company, etc. Whenever the consent or approval of Holders of a specified percentage of principal amount of Securities is required hereunder, Securities held by the Company or its direct or indirect subsidiaries shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

         20. Subsequent Registration Rights. The Company shall not grant at any time after the date hereof any registration rights (the "Subsequent Registration Rights") to any person unless (i) such Subsequent Registration Rights are subordinated to, and are less favorable than, the registration rights granted to the Holders under this Agreement or (ii) such Subsequent Registration Rights are approved by the majority of the Company's Board of Directors (which majority shall include the affirmative vote of each of the directors designated by each of MacKay Shields LLC, Citicorp Mezzanine III, L.P. and Trust Company of the West).

                  [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

                                      ACP HOLDING COMPANY


                                      By: /s/ Gary LaChey
                                          --------------------------------------
                                          Name: Gary LaChey
                                          Title: VP-Finance, Treasurer,
                                                 Secty. & CEO


                                      MACKAY SHIELDS LLC

                                      By: /s/ Don Morgan III
                                          --------------------------------------
                                          Name: Don Morgan III
                                          Title: Senior Managing Director

                                      CITICORP MEZZANINE III, L.P.
                                      By: Citicorp Capital Investors Limited,
                                           its General Partner

                                      By: /s/ Byron Knief
                                          --------------------------------------
                                          Name: Byron Knief
                                          Title: Senior Vice President

                                      TCW Shared Opportunity Fund II, L.P.
                                      By: TCW Investment Management Company
                                           Its Investment Manager

                                      By: /s/ Nicholas W. Tell, Jr.
                                          --------------------------------------
                                          Name: Nicholas W. Tell, Jr.
                                          Title: Managing Director

                                      By: /s/ Gary A. Hobart
                                          --------------------------------------
                                          Name: Gary A. Hobart
                                          Title: Vice President

[SIGNATURE PAGE TO WARRANT REGISTRATION RIGHTS AGREEMENT]

                                      Shared Opportunity Fund IIB LLC
                                      By: TCW Asset Management Company
                                           as its Investment Advisor

                                      By: /s/ Nicholas W. Tell, Jr.
                                          --------------------------------------
                                          Name:  Nicholas W. Tell, Jr.
                                          Title: Managing Director

                                      By: /s/ Gary A. Hobart
                                          --------------------------------------
                                          Name:  Gary A. Hobart
                                          Title: Vice President

                                      TCW Shared Opportunity Fund IV, L.P. and
                                      TCW Shared Opportunity Fund IVB, L.P.
                                      By: TCW Asset Management Company
                                           Its Investment Advisor

                                      By: /s/ Nicholas W. Tell, Jr.
                                          --------------------------------------
                                          Name:  Nicholas W. Tell, Jr.
                                          Title: Managing Director

                                      By: /s/ Gary A. Hobart
                                          --------------------------------------
                                          Name:  Gary A. Hobart
                                          Title: Vice President

[SIGNATURE PAGE TO WARRANT REGISTRATION RIGHTS AGREEMENT]

                                      AIMCO CDO, Series 2000-A
                                      By: Allstate Investment Management
                                            Company
                                            Its Collateral Manager
                                      By: TCW Asset Management Company
                                            Its Investment Advisor

                                      By: /s/ Nicholas W. Tell, Jr.
                                          --------------------------------------
                                          Name: Nicholas W. Tell, Jr.
                                          Title: Managing Director

                                      By: /s/ Gary A. Hobart
                                          --------------------------------------
                                          Name: Gary A. Hobart
                                          Title: Vice President

                                      TCW High Income Partners, Ltd.
                                      By: TCW Asset Management Company,
                                          its Investment Advisor

                                      By: /s/ Nicholas W. Tell, Jr.
                                          --------------------------------------
                                          Name: Nicholas W. Tell, Jr.
                                          Title: Managing Director

                                      TCW High Income Partners II, Ltd.
                                      By: TCW Asset Management Company,
                                          its Investment Advisor

                                      By: /s/ Gary A. Hobart
                                          --------------------------------------
                                          Name: Gary A. Hobart
                                          Title: Vice President

[SIGNATURE PAGE TO WARRANT REGISTRATION RIGHTS AGREEMENT]

                                      METROPOLITAN LIFE INSURANCE
                                      COMPANY

                                      By: /s/ Jacqueline D. Jenkins
                                          --------------------------------------
                                      Name: Jacqueline D. Jenkins
                                      Title: Managing Director

                                      EXIS DIFFERENTIAL HOLDINGS, LTD.

                                      By: /s/ Chris Kane
                                          --------------------------------------
                                      Name: Chris Kane
                                      Title: PM

[SIGNATURE PAGE TO WARRANT REGISTRATION RIGHTS AGREEMENT]

                                   SCHEDULE I

                                Initial Holders

MACKAY SHIELDS LLC
9 West 57th Street, 33rd Floor
New York, NY 10019
Attention: Neal G. Goldman
Fax: (212)754-9187

CITICORP MEZZANINE III, L.P.
399 Park Avenue, 14th Floor
New York, NY 10043
Attention: Richard E. Mayberry, Jr.
Fax: (212)888-2940

TCW Shared Opportunity Fund II, L.P.
c/o Trust Company of the West
11100 Santa Monica Boulevard, Suite 2000
Los Angeles, CA 90025
Attention: Jamison J. Van Niel
Fax: (310)235-5965

Shared Opportunity Fund IIB LLC
c/o Trust Company of the West
11100 Santa Monica Boulevard, Suite 2000
Los Angeles, CA 90025
Attention: Jamison J. Van Niel
Fax: (310)235-5965

TCW Shared Opportunity Fund IV, L.P.
c/o Trust Company of the West
11100 Santa Monica Boulevard, Suite 2000
Los Angeles, CA 90025
Attention: Jamison J. Van Niel
Fax: (310)235-5965

TCW Shared Opportunity Fund IVB, L.P.
c/o Trust Company of the West
11100 Santa Monica Boulevard, Suite 2000
Los Angeles, CA 90025
Attention: Jamison J. Van Niel
Fax: (310)235-5965

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

AIMCO CDO, Series 2000-A
c/o Trust Company of the West
11100 Santa Monica Boulevard, Suite 2000
Los Angeles, CA 90025
Attention: Jamison J. Van Niel
Fax: (310)235-5965

TCW High Income Partners, Ltd.
c/o Trust Company of the West
11100 Santa Monica Boulevard, Suite 2000
Los Angeles, CA 90025
Attention: Jamison J. Van Niel
Fax: (310)235-5965

TCW High Income Partners II, Ltd.
c/o Trust Company of the West
11100 Santa Monica Boulevard, Suite 2000
Los Angeles, CA 90025
Attention: Jamison J. Van Niel
Fax: (310)235-5965

METROPOLITAN LIFE INSURANCE COMPANY
10 Park Avenue
Morristown, NJ 07962
Attention: Lisa Glass, Esq.
Fax: (212)251-1563

EXIS DIFFERENTIAL HOLDINGS, LTD.
767 Third Avenue
New York, NY 10017
Attention: Christopher P. Kane
Fax: (212)688-6010

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